Exhibit 99.1

Q2 FY2025 Earnings Call December 5, 2024

2 Safe Harbor and B asis of Presentation Forward - Looking Statement Safe Harbor — This presentation includes “forward - looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. You can generally identify forward - looking statements by the Company’s use of forward - looking terminology such as “anticipate,” “bel ieve,” “confident,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “potential,” “predict,” “seek,” or “should,” or the negative thereof or other variations th ere on or comparable terminology. In particular, statements about the markets in which GMS operates and our products, including potential or expected growth in those markets and products, the eco nom y generally, our ability to navigate the evolving operating environment and execute our business, strategic initiatives and priorities and growth potential, closing of acquisi tio ns and integration of such acquisitions, future M&A and greenfields, inflation, mortgage and lending rates, capital structure, pricing (including but not limited to, fluctuations in co mmodity pricing), volumes, net sales, organic sales, gross margins, incremental EBITDA, Adjusted EBITDA, Adjusted EBITDA margin, capital expenditures, free cash flow, future financial per formance and liquidity, the Company’s cost reduction initiatives and results thereof, and the ability of the Company to grow stronger contained in this presentation may be consid ere d forward - looking statements. Statements about our expectations, beliefs, plans, strategies, objectives, prospects, assumptions or future events or performance may be considere d f orward - looking statements. The Company has based forward - looking statements on its current expectations, assumptions, estimates and projections. While the Company believes these expectations, assumptions, estimates and projections are reasonable, such forward - looking statements are only predictions and involve known and unknown risks and uncertainties, many of which are beyond its control. Forward - looking statements involve risks and uncertainties, including, but not limited to, those described in the “Risk Factors” section in t he Company’s most recent Annual Report on Form 10 - K, and in its other periodic reports filed with the SEC. In addition, the statements in this presentation are made as of December 5, 20 24. The Company undertakes no obligation to update any of the forward - looking statements made herein, whether as a result of new information, future events, changes in expectation or oth erwise. These forward - looking statements should not be relied upon as representing the Company’s views as of any date subsequent to December 5, 2024. Use of Non - GAAP and Adjusted Financial Information — To supplement GAAP financial information, we use adjusted measures of operating results which are non - GAAP measures. This non - GAAP adjusted financial information is provided as additional information for investors. These adjusted results exclude certain costs, expenses, gains and losses, and we believe their exclusion can enhance an overall understanding of our past financial performance and also our prospects for the fu ture. These adjustments to our GAAP results are made with the intent of providing both management and investors a more complete understanding of our operating performance by excl udi ng non - recurring, infrequent or other non - cash charges that are not believed to be material to the ongoing performance of our business. The presentation of this additional inf ormation is not meant to be considered in isolation or as a substitute for GAAP measures of net income, diluted earnings per share or net cash provided by (used in) operating activities pr epared in accordance with generally accepted accounting principles in the United States. Please see the Appendix to this presentation for a further discussion on these non - GAAP measure s and a reconciliation of these non - GAAP measures to the most directly comparable GAAP measures.

Q2 Fiscal 2025 At a Glance

Comparisons are to Q2 FY24 unless noted otherwise

- **Net Sales of $1.5 billion, up 3.5%**

	Net Sales			Organic Sales Change
	Q2 FY25	Q2 FY24	Change	
Wallboard	$ 582.1	$ 585.2	-0.5%	-5.2%
Ceilings	$ 204.4	$ 175.3	16.6%	1.6%
Steel Framing	$ 217.4	$ 232.1	-6.3%	-14.0%
Complementary Products	$ 466.8	$ 428.3	9.0%	-1.4%
Total	$1,470.8	$1,420.9	3.5%	-4.6%

- **Hurricanes Helene and Milton negatively impacted net and organic sales by an estimated $20 million, most notably reducing single-family Wallboard volumes**
- **Gross margin of 31.4%, up 20 bps from Q1 FY25 and down 90 bps YOY**
- **Net income of $53.5 million, compared to $81.0 million**
- **Adjusted EBITDA[1] of $152.2 million, compared to $167.6 million**

Q2 FY25 Net Sales



Complementary Products 32%
Wallboard 39%
Steel Framing 15%
Ceilings 14%

- **Resilient or improved pricing in all major product categories, including slight sequential improvement in Steel Framing**
- **Volume growth, inclusive of acquisitions in Ceilings, Steel Framing and Complementary Products**
- **Softening demand, particularly in multi-family and commercial end markets**
- **Hurricanes caused reduced revenues and operational inefficiencies**

[1]For a reconciliation of Adjusted EBITDA to the most directly comparable GAAP metrics, see Appendix.

3

4 Drive Improved Productivity & Profitability Strategic Growth Priorities – Q2 FY25 Update Capitalize on existing fixed investments in locations & equipment where we are underpenetrated or below expected share Grow Complementary Product opportunities to diversify and profitably expand our product offerings Expand the platform through accretive acquisition and greenfield opportunities, balanced with debt reduction priorities Leverage our scale and employ technology and best practices to deliver a best - in - class customer experience with an aim to further profit improvement Expand Share in Core Products Grow Complementary Products Platform Expansion • The Gypsum Association, Steel Framing Industry Association and ceilings manufacturers’ data all indicate that GMS continued to maintain or gain share • Q225 was the 18th consecutive quarter of year - over - year growth for Complementary Products • Focus areas Tools & Fasteners, EIFS/Stucco and Insulation continued to outperform the broader category • Closed acquisition of R.S. Elliott, a leading distributor of stucco, plaster, siding, EIFS and related construction supplies across Florida • Opened two new greenfield locations during the quarter • Solid pipeline of M&A opportunities in both our core and Complementary Product lines • Equipping yard personnel with the right tools and technologies continues to improve the efficiency of their operations • Consolidation of legacy legal entities is reducing organizational and process complexity, along with costs, while also leveraging the standardization of product, vendor, customer and other operational data across the business

5 Sales Highlights – Q2 FY25 U.S. Per Day Residential Sales Q225 Net Sales $ 1.5 B Per Day Net Sales 2.1% U.S. Per Day Commercial Sales 1.2% 2.7% 3.5% • Hurricanes Helene and Milton negatively impacted sales by an estimated $20 million • Single - family demand was flat YOY; the hurricanes most heavily impacted the single - family end market • Commercial and multi - family activity levels continued to slow • Deflationary pricing in Steel Framing reduced total net sales by an estimated $18 million U.S. Multi - family per day sales U.S. Single - family per day sales 0.8% 16.3% 3.8% 1 Given the wide breadth of offerings and units of measure in Complementary Products, detailed price vs volume reporting is not av ailable at a consolidated level. 1 1

6 Mix Shift and Price/Cost Dynamics Impact Profitability * For a reconciliation of Adjusted SG&A, Adjusted EBITDA and Adjusted EBITDA Margin to the most directly comparable GAAP metric s, see Appendix. $167.6 $152.2 11.8% 10.3% 8.0% 8.5% 9.0% 9.5% 10.0% 10.5% 11.0% 11.5% 12.0% 12.5% 13.0% 13.5% $0 $50 $100 $150 $200 Fiscal Q2 2024 Fiscal Q2 2025 Adj. EBITDA* Adj. EBITDA Margin* ($ mm) Net Income & Adj. EBITDA * Net income decreased 33.9% YOY to $53.5M, Net income margin was 3.6% Adjusted EBITDA * was $152.2 million with 10.3% Adjusted EBITDA margin. Gross Margin Bridge SG&A % Bridge

Attractive Capital Structure Supports Strategic Priorities

Q225 Cash Flow[1]

- Cash generated by operating activities was $115.6 million
- Free cash flow was $101.5 million

Substantial Liquidity[2]

- $83.9 million of cash on hand
- $458.6 million available under our revolving credit facility

Share Repurchases[2]

- Repurchased 593K shares for $52.3 million during Q225
- Repurchase authorization renewed at $250 million in early December



Debt/Lease Payments 9%
Acquisitions 60%
Share Repurchases 20%
Capital Expenditures 11%
3-Year Historical Use of Cash3

For Fiscal Years 2022, 2023 and 2024



LTM Net Debt3 / PF Adjusted EBITDA4
1.5x
1.5x
1.7x
2.1x
2.3x
10/31/2023
01/31/2024
04/30/2024
7/31/2024
10/31/2024



Debt5 Maturity Schedule
$ in millions
$27
$52
$47
$491
$32
$841
FY25
FY26
FY27
FY28
FY29
Thereafter

1. For a reconciliation of free cash flow to cash provided or used by operating activities, the most directly comparable GAAP metric, see Appendix.
2. Balance sheet, capital structure and share repurchase authorization references are as of 10/31/2024.
3. Includes cash used for Capital Expenditures, Acquisitions, Share Repurchases, Payments on Principal on Long-Term Debt and Payments on Principal on Finance Lease Obligations for fiscal years 2022, 2023 and 2024.
4. For detail, including a reconciliation of Pro Forma Adjusted EBITDA to net income, the most directly comparable GAAP metric, see Appendix.
5. Debt includes First Lien Term Loan, ABL Facility, Senior Notes, Finance Leases & Installment Notes.

7

End Market & Product-Level Expectations

Product Category	Q3 FY25 YOY Volume Expectations		Q3 FY25 YOY Price/Mix Expectations
	Organic	Total (Incl. acquisitions)	
•Single-family:	Roughly flat		
•Multi-family:	Down ~25%		
•Commercial:	Down high-single digits		
Total Wallboard:	**Down mid-to-high single digits**	**Down low-to-mid single digits**	**Up slightly**
Ceilings:		**Up high-single digits**	**Up mid-single digits**
Steel Framing:		**Down low single digits**	**Down low-to-mid single digits**
Complementary Products:	**Sales growth in the low double digits**		





GMS
GYPSUM MANAGEMENT & SUPPLY, INC.

8

Consolidated Expectations

Metric for Q3 FY25	Q3 FY25 Expectation
Net Sales	Up low-single digits YOY in total, Down low-to-mid single digits organically
Gross Margin	~31.5% to 31.7%
Net Income	$38 million - $40 million
Adjusted EBITDA[1]	$113 million - $118 million
Adjusted EBITDA Margin[1]	~9.0%

Metric for Full Year FY25	Full Year FY25 Expectation
Interest Expense	~ $87 million - $89 million
Capital Expenditures	~ $45 million to $50 million
Free Cash Flow[1]	~ 60% to 65% of FY25 Adj. EBITDA[1]
Tax Rate[2]	~ 26.5% - 27%



[1]For a reconciliation of Adjusted EBITDA, Adjusted EBITDA Margin, Adjusted Net Income or Free Cash Flow to the most directly comparable GAAP metrics, see Appendix.
[2]Tax rate refers to the normalized cash tax rate excluding the impact of acquisition accounting and certain other deferred tax amounts.

9

10 Appendix

Summary Quarterly Financials

(In millions) (Unaudited)	1Q24	2Q24	3Q24	4Q24	FY24	1Q25	2Q25
Wallboard Volume (MSF)	1,204	1,231	1,101	1,234	4,769	1,233	1,211
Wallboard Price ($ / '000 Sq. Ft.)	$ 475	$ 476	$ 473	$ 475	$ 475	$ 477	481
Wallboard	$ 571	$ 585	$ 521	$ 586	$ 2,263	$ 588	582
Ceilings	175	175	156	189	695	207	204
Steel framing	237	232	203	220	893	210	217
Complementary products	426	428	379	418	1,651	444	467
Net sales	1,410	1,421	1,258	1,413	5,502	1,448	1,471
Cost of sales	959	962	844	962	3,727	997	1,010
Gross profit	451	459	415	451	1,775	452	461
Gross margin	*32.0%*	*32.3%*	*33.0%*	*31.9%*	*32.3%*	*31.2%*	*31.4%*
Operating expenses:							
Selling, general and administrative expenses	287	301	296	316	1,199	315	324
Depreciation and amortization	32	33	33	36	133	38	42
Total operating expenses	319	334	328	351	1,332	353	366
Operating income	132	125	86	100	443	98	95
Other (expense) income:							
Interest expense	(19)	(19)	(19)	(19)	(75)	(22)	(24)
Write-off of discount and deferred financing costs	(1)	-	-	(1)	(2)	-	-
Other income, net	2	2	2	3	9	2	1
Total other expense, net	(18)	(17)	(17)	(17)	(69)	(20)	(22)
Income before taxes	114	108	69	83	374	78	72
Income tax expense	27	27	17	27	98	21	18
Net income	$ 87	$ 81	$ 52	$ 56	$ 276	$ 57	$ 54
Business Days	**64**	**65**	**62**	**64**	**255**	**64**	**65**
Net Sales by Business Day	$ 22.0	$ 21.9	$ 20.3	$ 22.1	$ 21.6	$ 22.6	$ 22.6
Beginning Branch Count	304	305	308	311	304	316	325
Added Branches	1	3	3	5	12	9	6
Ending Branch Count	**305**	**308**	**311**	**316**	**316**	**325**	**331**

GMS
GYPSUM MANAGEMENT & SUPPLY, INC.

11

Quarterly Cash Flows

($ in millions)

(Unaudited)	1Q24	2Q24	3Q24	4Q24	FY24	1Q25	2Q25
Net income	$ 86.8	$ 81.0	$ 51.9	$ 56.4	$ 276.1	$ 57.2	$ 53.5
Non-cash changes & other changes	(12.3)	48.2	27.5	81.1	144.5	(12.5)	64.7
Changes in primary working capital components:							
Trade accounts and notes receivable	(38.2)	(51.1)	92.1	(29.3)	(26.5)	(36.4)	(11.8)
Inventories	(1.4)	21.6	(20.3)	17.1	17.0	(20.6)	16.4
Accounts payable	(28.3)	18.4	(47.0)	79.0	22.2	(10.6)	(7.2)
Cash provided by (used in) operating activities	**6.6**	**118.1**	**104.3**	**204.2**	**433.2**	**(22.9)**	**115.6**
Purchases of property and equipment	(13.5)	(16.0)	(10.2)	(17.5)	(57.2)	(9.0)	(14.1)
Proceeds from sale of assets	1.0	0.7	0.2	0.7	2.7	1.2	1.1
Acquisitions of businesses, net of cash acquired	(39.0)	(17.0)	0.6	(320.8)	(376.2)	(118.5)	(88.8)
Other investing activities	-	-	-	-	-	-	(5.2)
Cash (used in) investing activities	**(51.5)**	**(32.3)**	**(9.4)**	**(337.6)**	**(430.8)**	**(126.2)**	**(107.0)**
Cash provided by (used in) financing activities	**(39.1)**	**(89.7)**	**(83.9)**	**212.2**	**(0.4)**	**35.3**	**22.4**
Effect of exchange rates	0.7	(1.1)	0.8	(1.1)	(0.6)	0.9	(0.3)
Increase (decrease) in cash and cash equivalents	(83.3)	(4.9)	11.8	77.8	1.4	(113.0)	30.8
Balance, beginning of period	164.7	81.4	76.5	88.3	164.7	166.1	53.2
Balance, end of period	**$ 81.4**	**$ 76.5**	**$ 88.3**	**$ 166.1**	**$ 166.1**	**$ 53.2**	**$ 83.9**
Supplemental cash flow disclosures:							
Cash paid for income taxes	$ 3.2	$ 66.1	$ 24.4	$ 26.7	$ 120.4	$ 2.9	$ 43.1
Cash paid for interest	$ 21.9	$ 13.5	$ 22.0	$ 13.5	$ 70.8	$ 26.7	$ 19.2

Cash provided by (used in) operating activities	$ 6.6	$ 118.1	$ 104.3	$ 204.2	$ 433.2	$ (22.9)	$ 115.6
Purchases of property and equipment	(13.5)	(16.0)	(10.2)	(17.5)	(57.2)	(9.0)	(14.1)
Free cash flow (1)	**$ (6.9)**	**$ 102.1**	**$ 94.1**	**$ 186.7**	**$ 376.0**	**$ (31.9)**	**$ 101.5**

GMS
GYPSUM MANAGEMENT & SUPPLY, INC.

(1) Free cash flow is a non-GAAP financial measure defined as net cash provided by (used in) operations less capital expenditures. Differences may occur due to rounding.

12

13 Q2 2025 Net Sales 1. Organic net sales growth calculation excludes net sales of acquired businesses until first anniversary of acquisition date an d i mpact of foreign currency translation. ($ in millions) (Unaudited) FY25 FY24 Reported Organic (1) Organic (1) 1,355.0$ 1,420.9$ Acquisitions 117.0 - Fx Impact (1.2) - Total Net Sales 1,470.8$ 1,420.9$ 3.5% (4.6%) Wallboard 582.1$ 585.2$ (0.5%) (5.2%) Ceilings 204.4 175.3 16.6% 1.6% Steel Framing 217.4 232.1 (6.3%) (14.0%) Complementary Products 466.8 428.3 9.0% (1.4%) Total Net Sales 1,470.8$ 1,420.9$ 3.5% (4.6%) Fiscal Q2 Variance

Quarterly Net Income to Adjusted EBITDA

Reconciliation

($ in 000s) (Unaudited)		1Q24	2Q24	3Q24	4Q24	FY24	1Q25	2Q25
Net Income		$ 86,830	$ 80,957	$ 51,905	$ 56,387	$ 276,079	$ 57,248	$ 53,536
Add: Interest Expense		18,914	18,742	18,784	19,021	75,461	22,213	23,697
Add: Write off of debt discount and deferred financing fees		1,401	-	-	674	2,075	-	-
Less: Interest Income		(474)	(292)	(378)	(610)	(1,754)	(370)	(193)
Add: Income Tax Expense		26,734	27,205	17,468	26,680	98,087	20,946	18,890
Add: Depreciation Expense		16,327	16,963	17,276	18,640	69,206	19,228	20,529
Add: Amortization Expense		15,691	15,974	15,528	16,963	64,156	18,804	21,549
EBITDA		**$ 165,423**	**$ 159,549**	**$ 120,583**	**$ 137,755**	**$ 583,310**	**$ 138,069**	**$ 138,008**
Adjustments								
Stock appreciation rights	(A)	1,218	401	1,789	1,983	5,391	243	397
Redeemable noncontrolling interests	(B)	480	184	461	302	1,427	422	693
Equity-based compensation	(C)	3,304	5,111	3,559	3,644	15,618	3,678	4,925
Severance and other permitted costs	(D)	406	882	1,033	307	2,628	956	6,460
Transaction costs (acquisition and other)	(E)	1,385	1,223	765	1,483	4,856	1,299	1,193
(Gain) loss on disposal of assets	(F)	(131)	(310)	(222)	(66)	(729)	858	(351)
Effects of fair value adjustments to inventory	(G)	302	140	8	1,183	1,633	375	106
Change in fair value of contingent consideration	(H)	-	-	-	-	-	-	793
Debt transaction costs	(I)	911	378	44	(13)	1,320	(20)	-
Total Adjustments		**$ 7,875**	**$ 8,009**	**$ 7,437**	**$ 8,823**	**$ 32,144**	**$ 7,812**	**$ 14,216**
Adjusted EBITDA (as reported)		**$ 173,298**	**$ 167,558**	**$ 128,020**	**$ 146,578**	**$ 615,454**	**$ 145,881**	**$ 152,224**
Net Sales		**$1,409,600**	**$1,420,930**	**$1,258,348**	**$1,413,029**	**$5,501,907**	**$1,448,456**	**$1,470,776**
Adjusted EBITDA Margin		12.3%	11.8%	10.2%	10.4%	11.2%	10.1%	10.3%

Commentary

A. Represents changes in the fair value of stock appreciation rights

B. Represents changes in the fair value of noncontrolling interests

C. Represents non-cash equity-based compensation expense related to the issuance of share-based awards

D. Represents severance expenses and certain other cost adjustments as permitted under the ABL Facility and the Term Loan Facility

E. Represents one-time costs related to acquisitions paid to third parties

F. Includes gains and losses from the sale and disposal of assets

G. Represents the non-cash cost of sales impact of purchase accounting adjustments to increase inventory to its estimated fair value

H. Represents the change in fair value of contingent consideration arrangements

I. Represents expenses paid to third party advisors related to debt refinancing activities

GMS
GYPSUM MANAGEMENT & SUPPLY, INC.
14

Net Income to Pro Forma Adjusted EBITDA

Reconciliation

($ in 000s) (Unaudited)		LTM FY25 Q2	2024	2023	2022	2021
Net Income		$ 219,076	$ 276,079	$ 332,991	$ 273,442	$ 105,560
Add: Interest Expense		83,715	75,461	65,843	58,097	53,786
Add: Write off of debt discount and deferred financing fees		674	2,075	-	-	4,606
Less: Interest Income		(1,551)	(1,754)	(1,287)	(163)	(86)
Add: Income Tax Expense		83,984	98,087	114,512	91,377	31,534
Add: Depreciation Expense		75,673	69,206	61,177	55,437	50,480
Add: Amortization Expense		72,844	64,156	65,730	63,795	57,645
EBITDA		$ 534,415	$ 583,310	$ 638,966	$ 541,985	$ 303,525
Adjustments						
Stock appreciation rights	(A)	4,412	5,391	7,703	4,403	3,173
Redeemable noncontrolling interests	(B)	1,878	1,427	1,178	1,983	1,288
Equity-based compensation	(C)	15,806	15,618	13,217	10,968	8,442
Severance and other permitted costs	(D)	8,756	2,628	2,788	1,132	2,948
Transaction costs (acquisition and other)	(E)	4,721	4,856	1,961	3,545	1,068
(Gain) loss on disposal of assets		219	(729)	(1,413)	(913)	(1,011)
Effects of fair value adjustments to inventory	(F)	1,672	1,633	1,123	3,818	788
Change in fair value of contingent consideration	(G)	793				
Gain on legal settlement		-	-	-	-	(1,382)
Debt transaction costs	(H)	31	1,320	173	-	532
Total Adjustments		$ 38,288	$ 32,144	$ 26,730	$ 24,936	$ 15,846
Adjusted EBITDA (as reported)		572,703	$ 615,454	$ 665,696	$ 566,921	$ 319,371
Contributions from acquisitions	(I)	31,032	24,213	9,535	21,348	4,948
Pro Forma Adjusted EBITDA		$ 603,735	$ 639,667	$ 675,231	$ 588,269	$ 324,319
Net Sales		$5,590,609	$5,501,907	$5,329,252	$4,634,875	$3,298,823
Adjusted EBITDA margin (as reported)		10.2%	11.2%	12.5%	12.2%	9.7%

Commentary

A. Represents changes in the fair value of stock appreciation rights

B. Represents changes in the fair value of noncontrolling interests

C. Represents non-cash equity-based compensation expense related to the issuance of share-based awards

D. Represents severance expenses and certain other cost adjustments as permitted under the ABL Facility and the Term Loan Facility

E. Represents one-time costs related to acquisitions paid to third parties

F. Represents the non-cash cost of sales impact of purchase accounting adjustments to increase inventory to its estimated fair value

G. Represents the change in fair value of contingent consideration arrangements

H. Represents expenses paid to third party advisors related to debt refinancing activities

I. Pro forma impact of earnings from acquisitions from the beginning of the LTM period to the date of acquisition, including synergies

GMS
GYPSUM MANAGEMENT & SUPPLY, INC.

15

16 Income Before Taxes to Adjusted Net Income Reconciliation Commentary A. Represents all non - cash amortization resulting from business combinations. To make the financial presentation more consistent with other public building products companies, beginning in the first quarter 2025 we are now including an adjustment for all non - cash amortization expense related to acquisitions, as opposed to non - cash amortization and depreciation for select acquisitions B. Normalized cash tax rate excluding the impact of acquisition accounting and certain other deferred tax amounts ($ in 000s) 2Q25 2Q24 (Unaudited) Income before taxes 72,426$ 108,162$ EBITDA adjustments 14,216 8,009 Amortization expense (A) 21,549 15,974 Adjusted pre-tax income 108,191 132,145 Adjusted income tax expense 28,130 33,697 Adjusted net income 80,061$ 98,448$ Effective tax rate (B) 26.0% 25.5% Weighted average shares outstanding: Basic 39,126 40,466 Diluted 39,703 41,088 Adjusted net income per share: Basic 2.05$ 2.43$ Diluted 2.02$ 2.40$

Reported SG&A to Adjusted SG&A

Reconciliation

(Unaudited) ($ in millions)		1Q24	2Q24	3Q24	3Q24	FY2024	1Q25	2Q25
SG&A - Reported		**$ 286.8**	**$ 300.9**	**$ 295.7**	**$ 315.5**	**$ 1,198.9**	**$ 315.2**	**$ 324.2**
Adjustments								
Stock appreciation rights	(A)	(1.2)	(0.4)	(1.8)	(2.0)	(5.4)	(0.2)	(0.4)
Redeemable noncontrolling interests	(B)	(0.5)	(0.2)	(0.5)	(0.3)	(1.4)	(0.4)	(0.7)
Equity-based compensation	(C)	(3.3)	(5.1)	(3.6)	(3.6)	(15.6)	(3.7)	(4.9)
Severance and other permitted costs	(D)	(0.4)	(0.9)	(1.0)	(0.3)	(2.6)	(1.0)	(6.5)
Transaction costs (acquisition and other)	(E)	(1.4)	(1.2)	(0.8)	(1.5)	(4.9)	(1.3)	(1.2)
Gain (loss) on disposal of assets	(F)	0.1	0.3	0.2	0.1	0.7	(0.9)	0.4
Debt transaction costs	(G)	(0.9)	(0.4)	(0.0)	0.0	(1.3)	0.0	-
SG&A - Adjusted		**$ 279.2**	**$ 293.0**	**$ 288.3**	**$ 307.9**	**$ 1,168.4**	**$ 307.7**	**$ 310.9**
Net Sales		**$ 1,409.6**	**$ 1,420.9**	**$ 1,258.3**	**$ 1,413.0**	**$ 5,501.9**	**$ 1,448.5**	**$ 1,470.8**
Adjusted SG&A Margin		*19.8%*	*20.6%*	*22.9%*	*21.8%*	*21.2%*	*21.2%*	*21.1%*

Commentary

A. Represents changes in the fair value of stock appreciation rights

B. Represents changes in the fair value of noncontrolling interests

C. Represents non-cash equity-based compensation expense related to the issuance of share-based awards

D. Represents severance expenses and certain other cost adjustments as permitted under the ABL Facility and the Term Loan Facility

E. Represents one-time costs related to acquisitions paid to third parties

F. Includes gains and losses from the sale and disposal of assets

G. Represents expenses paid to third party advisors related to debt refinancing activities

GMS
GYPSUM MANAGEMENT & SUPPLY, INC.

17

18 Leverage Summary (1) Net of unamortized discount of $2.4mm, $2.3mm, $2.0mm, $1.9mm and $1.8mm as of October 31, 2023, January 31, 2024, April 2024 , J uly 31, 2024, and October 31, 2024, respectively. (2) Net of deferred financing costs of $3.9mm, $3.8mm, $4.4mm, $4.3mm and $4.0mm as of October 31, 2023, January 31, 2024, April 202 4, July 31, 2024, and October 31, 2024, respectively. (3) Net of deferred financing costs of $3.8mm, $3.6mm, $3.4mm, $3.2mm and $3.1mm as of October 31, 2023, January 31, 2024, April 202 4, July 31, 2024, and October 31, 2024, respectively. (4) For detail, including a reconciliation of Pro Forma Adjusted EBITDA to net income, the most directly comparable GAAP metric, see Appendix. ($ mm) 10/31/23 1/31/24 4/30/24 7/31/24 10/31/24 LTM LTM LTM LTM LTM Cash and cash equivalents $77 $88 $166 $53 $84 ABL Facility $81 $29 $270 $359 $449 First Lien Term Loan (1) (2) 494 493 491 490 489 Senior Notes (3) 346 346 347 347 347 Finance Lease Obligations 150 158 169 174 186 Installment Notes & Other 6 4 4 10 10 Total Debt $1,076 $1,031 $1,281 $1,380 $1,481 Total Net Debt $1,000 $942 $1,114 $1,327 $1,397 PF Adj. EBITDA (4) $647 $629 $642 $623 $604 Total Debt / PF Adj. EBITDA 1.7x 1.6x 2.0x 2.2x 2.5x Net Debt / PF Adj. EBITDA 1.5x 1.5x 1.7x 2.1x 2.3x

19 Net Income to Adjusted EBITDA Outlook Reconciliation Q3 FY25 Net Income $38 - $40 Interest expense, net 20.7 - 21.6 Provision for income taxes 10.8 - 11.2 Depreciation and amortization expense 35.2 - 36.7 Other Adjustments 8.0 Adjusted EBITDA $113 - $118 $ in millions